                                                                    EXHIBIT 10.2


================================================================================

                                    FORM OF

                        REGISTRATION RIGHTS AGREEMENT



                          DATED AS OF ___ ___, 1998



                                 BY AND AMONG



                             PRESIDIO GOLF TRUST



                                     AND



               THE PERSONS LISTED ON THE SIGNATURE PAGE HERETO



================================================================================

                               TABLE OF CONTENTS


1.   Definitions...........................................................   1

2.   Shelf Registration Under the Securities Act...........................   3
     (a)   Filing of Shelf Registration Statement..........................   3
     (b)   Expenses........................................................   3
     (c)   Inclusion in Shelf Registration Statement.......................   3

3.   Holdback Agreements...................................................   4

4.   Registration Procedures...............................................   4

5.   Indemnification; Contribution.........................................   8
     (a)   Indemnification by the Company..................................   8
     (b)   Indemnification by Holders......................................   9
     (c)   Conduct of Indemnification Proceedings..........................   9
     (d)   Contribution....................................................  10

6.   Rule 144 Sales........................................................  11

7.   Miscellaneous.........................................................  11
     (a)   Amendments and Waivers..........................................  11
     (b)   Notices.........................................................  11
     (c)   Successors and Assigns..........................................  11
     (d)   Counterparts....................................................  12
     (e)   Headings........................................................  12
     (f)   Governing Law...................................................  12
     (g)   Specific Performance............................................  12
     (h)   Entire Agreement................................................  12
     (i)   Limitation of Liability of Shareholders and
           Officers of the Company.........................................  12

                                   SCHEDULE A

     The attached form is substantially identical in all material respects except as to the parties thereto which are as follows:


     1. Presidio Golf Trust and Arnold Palmer Golf Management LLC;

     2. Presidio Golf Trust and Olympus Chicago Hotels, L.P.; and

     3. Presidio Golf Trust and TLG, L.L.C.


     The property agreements referenced in the form Registration Rights Agreement vary according the above-listed parties.


                        REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of ___ __, 1998, by and among PRESIDIO GOLF TRUST (the "Company") and the persons listed on the signature page hereto, including their successors, assigns and transferees (herein referred to collectively as the "Holders" and individually as a "Holder").

     WHEREAS, on the date hereof Holder will become the owner of Units (as defined herein) which shall be exchangeable for Shares (as defined herein) in connection with one or more of the transactions (the "Transaction") contemplated by that certain [INSERT DESCRIPTION OF AGREEMENTS]; and

     WHEREAS, as a condition to the Transaction, the parties are willing to enter into the agreements contained herein;

     NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

     1. DEFINITIONS.

     As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "Common Shares" shall mean the common shares of beneficial interest, par value $.01 per share, of the Company.

     "Company" shall mean Presidio Golf Trust, a Maryland real estate investment trust, and its successors.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "Holder" or "Holders" shall mean the persons listed on the signature page hereto, including their successors, assigns and transferees.

     "Person" shall mean an individual, partnership, corporation, trust, unincorporated organization or other legal entity or a government or agency or political subdivision thereof.

     "Prospectus" shall mean the prospectus included in the Shelf Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, including any supplement relating to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement, and in each case including all material incorporated by reference therein.

     "Registrable Securities" shall mean the Shares, excluding (i) Shares that have been disposed of under the Shelf Registration Statement or any other effective registration statement, (ii) Shares that have been issued to the Holder pursuant to an effective registration statement, (iii) Shares sold or otherwise transferred pursuant to Rule 144 under the Securities Act, (iv) Shares that are held by Holders who are not affiliates of the Company that are eligible for sale pursuant to Rule 144 under the Securities Act, and (v) Shares held by each Holder who is an affiliate of the Company if all of such Shares are eligible for sale pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act.

     "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation: (i) all applicable registration and filing fees imposed by the SEC, the New York Stock Exchange or the National Association of Securities Dealers, Inc. ("NASD"), (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with qualification of any of the Registrable Securities under any state securities or blue sky laws and the preparation of a blue sky memorandum) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing the Shelf Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges pursuant to Section 4(l) hereof, and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company. Registration Expenses shall specifically exclude underwriting discounts and commissions, the fees and disbursements of counsel representing a selling Holder or any underwriter or agent acting on behalf of a Holder, and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a selling Holder pursuant to the Shelf Registration Statement or Rule 144 under the Securities Act, all of which shall be borne by such Holder in all cases.

     "Registration Notice" shall have the meaning set forth in Section 4(b) hereof.

     "Registration Statement" or the "Shelf Registration Statement" shall mean a registration statement of the Company (and any other entity required to be a registrant with respect to such registration statement pursuant to the requirements of the Securities Act) that covers all of the Registrable Securities to be offered on a delayed or continuous basis pursuant to Rule 415 under the

Securities Act, or any similar rule that may be adopted by the SEC, and all amendments (including post-effective amendments) to such registration statement, and all exhibits thereto and materials incorporated by reference therein.

     "S-3 Eligibility Date" shall mean [FIRST ANNIVERSARY OF CLOSING], 1999.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     "Shares" shall mean any Common Shares exchangeable for Units issued to Holders on the date hereof in connection with the Transaction.

     "Shelf Registration" shall mean a registration required to be effected pursuant to Section 2 hereof.

     "Transaction" shall have the meaning set forth in the first recital hereof.

     "Units" shall mean the limited partnership interests of Presidio Golf Limited Partnership which are issued to Holder on the date hereof in connection with the Transaction and which shall be exchangeable for Shares of the Company.

     2. SHELF REGISTRATION UNDER THE SECURITIES ACT.

           (a) FILING OF SHELF REGISTRATION STATEMENT. The Company shall cause to be filed within the first thirty business days following the S-3 Eligibility Date, or as soon as practicable thereafter, the Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities in accordance with the terms hereof and will use its reasonable efforts to cause such Shelf Registration Statement to be declared effective by the SEC as soon thereafter as is practicable. The Company agrees to use its reasonable efforts to keep the Shelf Registration Statement continuously effective under the Securities Act until the Shares are no longer Registrable Securities. Subject to Sections 4(b), 4(i) and 5, the Company further agrees to amend the Shelf Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or any rules and regulations thereunder.

           (b) EXPENSES. Except as provided herein, the Company shall pay all Registration Expenses in connection with the registration pursuant to
     Section 2(a).

           (c) INCLUSION IN SHELF REGISTRATION STATEMENT. Any Holder who does not provide the information reasonably requested by the Company in connection with the Shelf Registration Statement as promptly as practicable after receipt of such request, but in no event later than ten
     (10) days thereafter, shall not be entitled to have its Registrable Securities included in the Shelf Registration Statement.

     3. HOLDBACK AGREEMENTS.

     Each Holder, in the event the Company is issuing shares of beneficial interest to the public in an underwritten offering, agrees, if requested by the managing underwriter or underwriters for such underwritten offering, not to effect any public sale or distribution of Registrable Securities or any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, during the 14 days prior to, and during the 90-day period beginning on, the effective date of such underwritten offering.

     4. REGISTRATION PROCEDURES.

     In connection with the obligations of the Company with respect to the Shelf Registration Statement contemplated by Section 2 hereof, the Company shall:

           (a) prepare and file with the SEC, within the time period set forth in Section 2 hereof, the Shelf Registration Statement, which Shelf Registration Statement shall (i) be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution by the selling Holders thereof and (ii) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith;

           (b) subject to the last three sentences of this Section 4(b) and
     Section 4(i) hereof, (i) prepare and file with the SEC such amendments to such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective for the applicable period; (ii) cause the Prospectus to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the SEC with respect to the Shelf Registration Statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in clauses (i), (ii) or (iii) in this

      Section 4(b), Section 4(d) or Section 4(i) with respect to each Holder of Registrable Securities (x) to the extent that the Company is in possession of material non-public information that it deems advisable not to disclose or is engaged in active negotiations or planning for a merger or acquisition or disposition transaction and it delivers written notice to each such Holder of Registrable Securities to the effect that such Holder may not make offers or sales under the Shelf Registration Statement for a period not to exceed sixty (60) days from the date of such notice; provided, however, that the Company may deliver only two such notices within any twelve-month period, (y) unless and until the Company has received a written notice (a "Registration Notice") from a Holder that such Holder intends to make offers or sales under the Shelf Registration Statement; provided, however, that the Company shall have ten (10) business days to prepare and file any such amendment or supplement after receipt of the Registration Notice or such longer period as is reasonably necessary if such preparation and filing are not commercially practicable within ten (10) business days or (z) to the extent the Company elects pursuant to Section 5 hereof to purchase the Shares which are the subject of the Registration Notice. Once a Holder has delivered a Registration Notice to the Company, such Holder shall promptly provide to the Company such information as the Company reasonably requests in order to identify such Holder and the method of distribution in a post-effective amendment to the Registration Statement or a supplement to the Prospectus. Such Holder also shall notify the Company in writing upon completion of such offer or sale or at such time as such Holder no longer intends to make offers or sales under the Registration Statement;

           (c) furnish to each Holder of Registrable Securities that has delivered a Registration Notice to the Company, without charge, as many copies of each Prospectus and any amendment or supplement thereto as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities; the Company consents to the use of the Prospectus and any amendment or supplement thereto by each such Holder of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or amendment or supplement thereto;

           (d) use its reasonable efforts to register or qualify the Registrable Securities by the time the Shelf Registration Statement is declared effective by the SEC under all applicable state securities or blue sky laws of such jurisdictions in the United States and its territories and possessions as any Holder of Registrable Securities covered by the Shelf Registration Statement shall reasonably request in writing, keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective or during the period offers or sales are being made by a Holder that has delivered a Registration Notice to the Company, whichever is shorter; provided, however, that in connection therewith, the Company shall not be required to (i) qualify as a foreign corporation to do business or to register as a broker or dealer in any such jurisdiction where it would not otherwise be required to qualify or register but for this
      Section 4(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) file a general consent to service of process in any such jurisdiction;

           (e) notify each Holder of Registrable Securities that has delivered a Registration Notice to the Company promptly and, if requested by such Holder, confirm in writing, (i) when the Registration Statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to the Prospectus has been filed with the SEC,
      (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or any part thereof or the initiation of any proceedings for that purpose,
      (iv) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the happening of any event during the period the Registration Statement is effective as a result of which (A) such Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

           (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or any part thereof as promptly as possible;

           (g) upon request, furnish to each Holder of Registrable Securities that has delivered a Registration Notice to the Company, without charge, at least one conformed copy of the Shelf Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

           (h) cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold; and enable certificates for such Registrable Securities to be issued for such numbers of shares and registered in such names as the selling Holders may reasonably request at least two business days prior to any sale of Registrable Securities;

           (i) subject to the last three sentences of Section 4(b) hereof, upon the occurrence of any event contemplated by clause (x) of Section 4(b) or clause (v) of Section 4(e) hereof, use its reasonable efforts promptly to prepare and file an amendment or a supplement to the Prospectus or any document incorporated therein by reference or prepare, file and obtain effectiveness of a post-effective amendment to the Registration Statement, or file any other required document, in any such case to the extent necessary so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus as then amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading;

           (j) in its sole discretion register any other Common Shares in the Shelf Registration Statement;

           (k) a reasonable time prior to the filing of any Registration Statement or any amendment thereto, or any Prospectus or any amendment or supplement thereto, provide copies of such document (not including any documents incorporated by reference therein unless requested) to the Holders of Registrable Securities that have provided a Registration Notice to the Company;

           (l) use its reasonable efforts to cause all Registrable Securities to be listed on any securities exchange on which similar securities issued by the Company are then listed;

           (m) provide a CUSIP number for all Registrable Securities, not later than the effective date of the Shelf Registration Statement;

      The Company may require each Holder of Registrable Securities to furnish to the Company in writing such information regarding the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

      In connection with and as a condition to the Company's obligations with respect to the Shelf Registration Statement pursuant to Section 2 hereof and this Section 4, each Holder covenants and agrees that (i) it will not offer or sell any Registrable Securities under the Shelf Registration Statement until it has provided a Registration Notice pursuant to Section 4(b) and has received copies of the Prospectus as then amended or supplemented as contemplated by
Section 4(c) and notice from the Company that the Registration Statement and any post-effective amendments thereto have become effective as contemplated by
Section 4(e); (ii) upon receipt of any notice from the Company contemplated by
Section 4(b) (in respect of the occurrence of an event contemplated by clause
(x) of Section 4(b)) or Section 4(e) (in respect of the occurrence of an event contemplated by clause (v) of Section 4(e)), such Holder shall not offer or sell any Registrable Securities pursuant to the Shelf Registration Statement until such Holder receives copies of the supplemented or amended Prospectus contemplated by Section 4(i) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus as amended or supplemented at the time of receipt of such notice; (iii) all offers and sales by such Holder under the Registration Statement must be completed within sixty
(60) days after the first date on which offers or sales can be made pursuant to clause (i) above, and upon expiration of such sixty (60) day period, the Holder may not offer or sell any Registrable Securities under the Registration Statement until it has again complied with the provisions of clause (i) above;
(iv) such Holder and any of its officers, directors or affiliates, if any, must comply with the provisions of Regulation M under the Exchange Act as applicable to them in connection with sales of Registrable Securities pursuant to the Shelf Registration Statement; and (v) such Holder and any of its partners, officers, trustees, directors or affiliates, if any, must enter into such written agreements as the Company shall reasonably request to ensure compliance with clause (iv) above.

      5.    INDEMNIFICATION; CONTRIBUTION.

            (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Holder and its officers and directors and each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act as follows:

                 (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to which such Holder, officer, director or controlling Person may become subject under the Securities Act or otherwise (A) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or alleged untrue statement or any omission or alleged omission contained in the Shelf Registration Statement, if such settlement is effected with the written consent of the Company; and

                 (iii) subject to the limitations set forth in Section 5(c), against any and all
            expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or alleged untrue statement or omission or alleged omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

      provided, however, that the indemnity provided pursuant to this Section 5(a) shall not apply to any Holder with respect to any loss, liability, claim, damage or expense that arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Shelf Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto.

           (b) INDEMNIFICATION BY HOLDERS. Each Holder severally agrees to indemnify and hold harmless the Company and the other selling Holders, and each of their respective directors and officers (including each director and officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company or any other selling Holder within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 5(a) hereof, but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such selling Holder for use therein relating to the Holder's status as a selling security holder.

           (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party
      (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 5(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party materially prejudices the indemnifying party or results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 5(a) or
      (b) above. After receipt of such notice, the indemnifying party shall be entitled to participate in and, at its option, jointly with any other indemnifying party so notified, to assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by such indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that, if the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and the indemnified party reasonably determines, upon advice of counsel, that a conflict of interest exists or that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, then the indemnified party shall be entitled to one separate counsel, the reasonable fees and expenses of which shall be paid by the indemnifying party. If the indemnifying party does not assume the defense of any such action or proceeding, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel (which shall be limited to a single law firm) for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of such indemnifying party. If the indemnifying party assumes the defense of any such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding except as set forth in the proviso in the second sentence of this Section 5(c).

           (d) CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 5 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the selling Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the selling Holders, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the selling Holders on the other (in such proportions that the selling Holders are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, pledge, access to information and opportunity to correct or prevent such action. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph.

           Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
      Act) shall be entitled to contribution
      from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(d), each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act and directors and officers of a Holder shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

      6. RULE 144 SALES.

      In connection with any sale, transfer or other disposition by any Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the selling Holders may reasonably request at least two business days prior to any sale of Registrable Securities. The Company's obligation set forth in the previous sentence shall be subject to the delivery, if reasonably requested by the Company or its transfer agent, by counsel to such Holder, in form and substance reasonably satisfactory to the Company and its transfer agent, of an opinion that such Securities Act legend need not appear on such certificate.

      7.   MISCELLANEOUS.

           (a) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified, supplemented or waived, nor may consent to departures therefrom be given, without the written consent of the Company and the Holders of a majority of the outstanding Registrable Securities, provided, however, that no amendment, modification, supplement or waiver of, or consent to the departure from, the provisions of Sections 2, 5 or 6 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities. Notice of any such amendment, modification, supplement, waiver or consent adopted in accordance with this Section 7(a) shall be provided by the Company to each Holder of Registrable Securities at least thirty (30) days prior to the effective date of such amendment, modification, supplement, waiver or consent.

           (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery, (i) if to a Holder, at such Holder's registered address appearing on the Share register of the Company; or (ii) if to the Company, at San Francisco Executive Offices, Building 106, Montgomery Street, Presidio

      Main Post, P.O. Box 29355, San Francisco, California 94129, Attention:
      George Haworth.

           All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

           (c) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

           (d) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

           (e) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of law provisions thereof.

           (g) SPECIFIC PERFORMANCE. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

           (h) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

           (i) LIMITATION OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OFFICERS OF THE COMPANY. ANY OBLIGATION OR LIABILITY WHATSOEVER OF THE COMPANY WHICH MAY ARISE AT ANY TIME UNDER THIS AGREEMENT OR ANY OBLIGATION OR LIABILITY WHICH MAY BE INCURRED BY IT PURSUANT TO ANY OTHER INSTRUMENT, TRANSACTION OR UNDERTAKING CONTEMPLATED HEREBY SHALL BE SATISFIED, IF AT ALL, OUT OF THE COMPANY'S ASSETS ONLY. NO SUCH OBLIGATION OR LIABILITY SHALL BE PERSONALLY BINDING UPON, NOR SHALL RESORT FOR THE ENFORCEMENT THEREOF BE HAD TO, THE PROPERTY OF ANY OF ITS SHAREHOLDERS, TRUSTEES, OFFICERS, EMPLOYEES OR AGENTS (SOLELY AS A RESULT OF THEIR STATUS AS SHAREHOLDERS, TRUSTEES, OFFICERS, EMPLOYEES OR AGENTS), REGARDLESS OF WHETHER SUCH OBLIGATION OR LIABILITY IS IN THE NATURE OF CONTRACT, TORT OR OTHERWISE. NOTWITHSTANDING THE FOREGOING, THIS SECTION 7(I) SHALL NOT IN ANY WAY AFFECT OR LIMIT ANY OBLIGATION OR LIABILITY OF ANY HOLDER UNDER THIS AGREEMENT.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                           [SIGNATURE PAGE FOLLOWS]

                                  PRESIDIO GOLF TRUST,
                                  a Maryland real estate investment trust


                                  By:
                                     -------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                  HOLDERS:



                                  By:
                                     -------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title: [Attorney in Fact]